UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Cassandra W. Borchers

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

December 31, 2024 (Unaudited)

Azzad Ethical Fund

ADJEX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the Azzad Ethical Fund - ADJEX (the “Fund”) for the period July 1, 2024 to December 31, 2024.

You can find additional information about the Fund at https://azzadasset.com/azzad-ethical-fund/. You can also request this information by contacting us at 1-888-862-9923.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Azzad Ethical Fund	$50	0.99%

*Annualized

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Year
Azzad Ethical Fund	1.75%	6.99%	7.68%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell MidCap Growth Index	22.10%	11.47%	11.54%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-888-350-3369.

The Russell 3000® Index measures the performance of the largest 3,000 US companies designed to represent approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$142.8 MILLION	61	19.60%	$500,272

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

1.	Cadence Design Systems, Inc.	3.86%
2.	CoStar Group, Inc.	3.66%
3.	Quanta Services, Inc.	3.25%
4.	The Trade Desk, Inc. Class A	2.76%
5.	HEICO Corporation	2.55%
6.	Howmet Aerospace Inc.	2.53%
7.	Copart, Inc.	2.31%
8.	Pinterest, Inc.	2.30%
9.	Floor & Decor Holdings, Inc.	2.26%
10.	On Holding AG	2.25%
	Total % of Net Assets	27.73%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Azzad Ethical Fund documents not be householded, please contact Azzad Funds at 1-888-862-9923, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Azzad Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://azzadasset.com/azzad-ethical-fund/ or contact us at 1-888-862-9923.

SEMI-ANNUAL SHAREHOLDER REPORT

December 31, 2024 (Unaudited)

Azzad Wise Capital Fund

WISEX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the Azzad Wise Capital Fund - WISEX (the “Fund”) for the period July 1, 2024 to December 31, 2024.

You can find additional information about the Fund at https://azzadasset.com/azzad-wise-capital-fund/. You can also request this information by contacting us at 1-888-862-9923.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Azzad Wise Capital Fund	$45	0.89%

*Annualized

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Year
Azzad Wise Capital Fund	4.52%	2.17%	1.94%
ICE BofAML US Corp&Govt 1-3 Yr Index	4.44%	1.59%	1.64%
Bloomberg US Aggregate Index	1.24%	-0.33%	1.35%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The Bloomberg US Aggregate Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$306.0 MILLION	223	15.78%	$1,044,524

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

1.	Indonesia, Government of, 5.000%, Series 144A, 05/25/2030	2.11%
2.	Esic Sukuk Ltd, Sr. Unsecd. Note, 5.831%, 02/14/2029	1.99%
3.	Aldar Sukuk Ltd., 4.750%, 09/29/2025	1.95%
4.	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026	1.90%
5.	Saudi Electricity Global, Sr. Unsecd. Note REGS, 1.740%, 09/17/2025	1.84%
6.	Axiata Spv2 Bhd, 4.357%, 03/24/2026	1.81%
7.	DIB Sukuk, Ltd., Sr. Unsecd. Note, 2.950%, 02/20/2025	1.79%
8.	DAE Sukuk Dfc Ltd., Sr. Unsecd. Note, Series REGS, 3.750%, 02/15/2026	1.76%
9.	QIB Sukuk, Ltd., Unsecd. Note, 5.581%, 11/22/2028	1.66%
10.	AL Rajhi Sukuk, Ltd., Sr. Unsecd. Note, Series REGS, 4.750%, 04/05/2028	1.62%
	Total % of Net Assets	18.44%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Azzad Wise Capital Fund documents not be householded, please contact Azzad Funds at 1-888-862-9923, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Azzad Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://azzadasset.com/azzad-wise-capital-fund/ or contact us at 1-888-862-9923.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

SEMI-ANNUAL FINANCIAL STATEMENTS DECEMBER 31, 2024 (UNAUDITED)

Azzad Ethical Fund

Schedule of Investments
December 31, 2024 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 97.20%

Aircraft & Parts - 2.55%
19,545	HEICO Corp. Class A	$ 3,636,934

Biological Products (No Diagnostic Substances) - 3.42%
34,484	Bio-Techne Corp.	2,483,883
16,651	Repligen Corp. *	2,396,745
		4,880,628
Electrical Work - 3.25%
14,703	Quanta Services, Inc.	4,646,883

Electronic Components - 0.72%
7,082	IMPINJ, Inc. *	1,028,731

Electronic Components & Accessories - 1.37%
13,437	Universal Display Corp.	1,964,489

General Industrial Machinery & Equipment - 1.96%
7,231	Zebra Technologies Corp. Class A *	2,792,757

Household Appliances - 0.68%
10,026	SharkNinja, Inc. *	976,131

In Vitro & In Vivo Diagnostic Substances - 2.06%
7,131	Idexx Laboratories, Inc. *	2,948,241

Instruments for Measuring & Testing of Electricity & Electric Signals - 1.81%
20,533	Teradyne, Inc.	2,585,515

Laboratory Analytical Instruments - 2.43%
7,473	Coherent, Inc. *	707,917
8,790	Illumina, Inc. *	1,174,608
1,302	Mettler Toledo International, Inc. *	1,593,231
		3,475,756
Lumber & Wood Products (No Furniture) - 1.85%
38,230	Trex Co., Inc. *	2,639,017

Measuring & Controlling Devices - 2.95%
7,956	Onto Innovation, Inc. *	1,326,027
40,771	Trimble, Inc. *	2,880,879
		4,206,906
Metalworking Machinery & Equipment - 1.44%
10,955	Lincoln Electric Holdings, Inc.	2,053,734

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 1.60%
4,416	Martin Marietta Materials, Inc.	2,280,864

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.16%
10,818	Novanta, Inc. *	1,652,208

Motors & Generators - 2.15%
19,831	Generac Holdings, Inc. Class A *	3,074,797

Optical Instruments & Lenses - 1.67%
3,775	KLA Corp.	2,378,703

Ordnance & Accessories (No Vehicles/Guided Missiles) - 0.24%
587	Axon Enterprises, Inc. *	348,866

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.50%
10,293	Align Technology, Inc. *	2,146,193

Retail-Auto Dealers & Gasoline Stations - 2.31%
57,372	Copart, Inc. *	3,292,579

Retail-Building Materials, Hardware, Garden Supply - 3.37%
38,001	Fastenal Co.	2,732,652
39,095	Tractor Supply Co.	2,074,381
		4,807,033
Retail-Catalog & Mail-Order Houses - 0.96%
7,874	CDW Corp.	1,370,391

Retail-Lumber & Other Building Materials Dealers - 2.88%
6,194	Builders FirstSource, Inc. *	885,308
32,367	Floor & Decor Holdings, Inc. Class A *	3,226,990
		4,112,298
Retail-Shoe Stores - 0.61%
5,751	Boot Barn Holdings, Inc. *	873,117

Rolling Drawing & Extruding of Nonferrous Metals - 2.53%
33,022	Howmet Aerospace, Inc.	3,611,616

Rubber & Plastics Footwear - 2.25%
58,754	On Holding AG Class A (Switzerland) *	3,217,957

Semiconductors & Related Devices - 2.79%
27,543	Lattice Semiconductor Corp. *	1,560,311
4,086	Monolithic Power Systems, Inc.	2,417,686
		3,977,997
Services-Business Services - 5.31%
6,978	Corpay, Inc. *	2,361,495
72,912	Costar Group, Inc. *	5,219,770
		7,581,265
Services-Computer Integrated Systems Design - 0.24%
9,376	Waystar Holding Corp. *	344,099

Services-Computer Programming, Data Processing, Etc. - 6.28%
3,620	Factset Research Systems, Inc.	1,738,614
113,374	Pinterest, Inc. Class A *	3,287,846
33,495	The Trade Desk, Inc. Class A *	3,936,667
		8,963,127
Services-Help Supply Services - 0.75%
12,856	ASGN, Inc. *	1,071,419

Services-Miscellaneous Amusement & Recreation - 1.50%
11,411	Vail Resorts, Inc.	2,138,992

Services-Prepackaged Software - 17.35%
5,074	Appfolio, Inc. Class A *	1,251,857
15,131	Bentley Systems, Inc. Class B	706,618
18,363	Cadence Design Systems, Inc. *	5,517,347
10,730	Cloudfare, Inc. Class A *	1,155,406
20,339	Datadog, Inc. Class A *	2,906,240
4,261	HubSpot, Inc. *	2,968,937
7,505	MongoDB, Inc. *	1,747,239
1,843	Paylocity Holding Corp. *	367,623
5,131	Tyler Technologies, Inc. *	2,958,740
14,340	Veeva Systems, Inc. Class A *	3,014,985
19,845	Workiva, Inc. *	2,173,027
		24,768,019
Services-To Dwellings & Other Buildings - 1.42%
43,779	Rollins, Inc.	2,029,157

Surgical & Medical Instruments & Apparatus - 3.27%
10,951	Inspire Medical Systems, Inc. *	2,030,096
10,101	Insulet Corp. *	2,637,068
		4,667,164
Transportation Services - 0.41%
3,164	Expedia Group, Inc. *	589,548

Trucking (No Local) - 1.40%
11,370	Old Dominion Freight Line, Inc.	2,005,668

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.72%
10,905	Cencora, Inc.	2,450,135

Wholesale-Miscellaneous Durable Goods - 2.05%
8,606	Pool Corp.	2,934,130

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 2.99%
27,901	GE Healthcare Technology, Inc.	2,181,300
28,978	Hologic, Inc. *	2,089,024
		4,270,324

TOTAL FOR INVESTMENTS (Cost $110,901,661) ** - 97.20%		138,793,388

OTHER ASSETS LESS LIABILITIES, NET - 2.80%		3,995,331

NET ASSETS - 100.00%		$142,788,719

* Non-income producing securities during the period.
** Refer to Note 8 for Tax Cost.
AG - Abbreviation for the German word Aktiengesellschaft.

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Schedule of Investments
December 31, 2024 (Unaudited)

Shares/Par		Fair Value

COMMON STOCKS - 5.57%

Arrangement of Transportation of Freight & Cargo - 0.25%
3,686	C.H. Robinson Worldwide, Inc.	$ 380,837
3,601	Expeditors International of Washington, Inc.	398,883
		779,720
Beverages - 0.24%
6,174	The Coca-Cola Co.	384,393
2,305	PepsiCo, Inc.	350,498
		734,891
Computer & Office Equipment - 0.10%
1,391	International Business Machines, Inc.	305,783

Construction, Mining & Materials Handling Machinery & Equipment - 0.16%
2,586	Dover Corp.	485,134

Converted Paper & Paperboard Products - 0.12%
2,762	Kimberly-Clark Corp.	361,932

Electromedical & Electrotherapeutic Apparatus - 0.11%
4,177	Medtronic PLC (Ireland)	333,659

Electronic & Other Electrical Equipment - 0.17%
4,327	Emerson Electric Co.	536,245

Fats & Oils - 0.08%
4,632	Archer-Daniels-Midland Co.	234,009

General Industrial Machinery & Equipment - 0.22%
1,773	Illinois Tool Works, Inc.	449,562
1,121	Nordson Corp.	234,558
		684,120
Household Appliances - 0.14%
6,410	A.O. Smith Corp.	437,226

Industrial Inorganic Chemicals - 0.31%
1,502	Air Products & Chemicals, Inc.	435,640

1,213	Linde AG PLC (Ireland)	507,847
		943,487
Industrial Instruments for Measurement, Display, and Control - 0.15%
892	Roper Technologies, Inc.	463,706

Men's & Boy's Furnishings - 0.17%
2,776	Cintas Corp.	507,175

Miscellaneous Food Preparations & Kindred Products - 0.10%
4,083	McCormick & Company, Inc.	311,288

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.10%
2,496	PPG Industries, Inc.	298,147

Perfumes, Cosmetics & Other Toilet Preparations - 0.28%
4,267	Colgate-Palmolive Co.	387,913
21,640	Kenvue, Inc.	462,014
		849,927
Petroleum Refining - 0.18%
1,946	Chevron Corp.	281,859
2,486	Exxon Mobil Corp.	267,419
		549,278
Pharmaceutical Preparations - 0.35%
3,436	Abbott Laboratories	388,646
1,976	AbbVie, Inc.	351,135
2,319	Johnson & Johnson	335,374
		1,075,155

Shares/Par		Fair Value

Retail-Building Materials, Hardware, Garden Supply - 0.31%
5,754	Fastenal Co.	413,770
1,569	The Sherwin-Williams Co.	533,350
		947,120
Retail-Lumber & Other Building Materials - 0.18%
2,186	Lowe's Companies, Inc.	539,505

Retail-Variety Stores - 0.10%
2,324	Target Corp.	314,158

Services-Consumer Credit Reporting, Collection Agencies - 0.12%
723	S&P Global, Inc.	360,076

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.42%
4,191	Church & Dwight Co., Inc.	438,840
2,036	Ecolab, Inc.	477,075
2,216	The Procter Gamble Co.	371,512
		1,287,427

Special Industry Machinery (No Metalworking Machinery) - 0.22%
6,670	Pentair PLC (Ireland)	671,269

Specialty Cleaning, Polishing & Sanitation Preparations - 0.13%
2,400	The Clorox Co.	389,784

Steel Works, Blasts Furnaces & Rolling Mills (Coke Ovens) - 0.09%
2,254	Nucor Corp.	263,064

Surgical & Medical Instruments & Apparatus - 0.23%
1,440	Becton, Dickinson & Co.	326,693
1,128	West Pharmaceutical Services, Inc.	369,488
		696,181
Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.10%
2,558	Cardinal Health, Inc.	302,535

Wholesale-Durable Goods - 0.19%
551	W.W. Grainger, Inc.	580,782

Wholesale-Groceries & Related Products - 0.13%
5,384	Sysco Corp.	411,661

Wholesale-Motor Vehicle Supplies & New Parts - 0.12%
3,268	Genuine Parts Co.	381,572

TOTAL FOR COMMON STOCKS (Cost $11,232,109) - 5.57%		17,036,016

REAL ESTATE INVESTMENT TRUSTS - 0.13%
1,393	Essex Property Trust, Inc.	397,618
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $361,548) - 0.13%		397,618

SUKUKS - 70.22%

Banks - 16.47%
4,560,000	ADIB Sukuk II Co. Ltd., Sr. Unsecd. Note, Series REGS, 5.695%, 11/15/2028 (United Arab Emirates)	4,670,078
5,000,000	AL Rajhi Sukuk, Ltd., Sr. Unsecd. Note, Series REGS, 4.750%, 04/05/2028 (Saudi Arabia)	4,962,830
2,500,000	AUB Sukuk, Ltd., Unsecd. Note, Series EMTN, 2.615%, 09/09/2026 (Bahrain)	2,378,885
5,000,000	Banque Saudi Fransi, Sr. Unsecd. Note, Series REGS, 4.750%, 05/31/2028 (Saudi Arabia)	4,948,170
5,500,000	DIB Sukuk, Ltd., Sr. Unsecd. Note, 2.950%, 02/20/2025 (United Arab Emirates)	5,482,147
4,500,000	DIB Sukuk, Ltd., Series REGS, 5.243%, 03/04/2029 (United Arab Emirates)	4,520,428
3,000,000	FAB Sukuk Co. Ltd., Sr. Unsecd. Note, REGS, 1.411%, 01/14/2026 (United Arab Emirates)	2,884,005
3,000,000	FAB Sukuk Co. Ltd., Sr. Unsecd. Note, Series REGS, 2.591%, 03/02/2027 (United Arab Emirates)	2,873,943
5,100,000	KIB Sukuk Ltd., Sub., 2.375%, 11/30/2030 (Kuwait)	4,924,770
4,950,000	QIB Sukuk, Ltd., Sr. Unsecd. Note, REGS, 5.581%, 11/22/2028 (Qatar)	5,095,213
4,704,000	Riyad Sukuk Ltd., Sub. Note, Series REGS, 3.174%, 02/25/2030 (Saudi Arabia) *	4,666,509
3,000,000	SNB Sukuk Ltd., Sr. Unsecd. Note, REGS, 5.129%, 02/27/2029 (Saudi Arabia)	3,010,177
		50,417,155
Shares/Par		Fair Value

Communications Equipment - 4.07%
5,600,000	Axiata Spv2 Bhd, 4.357%, 03/24/2026 (Malaysia)	5,548,949
4,580,000	Axiata Spv2 Bhd, Series REGS, 2.163%, 08/19/2030 (Malaysia)	3,902,040
3,000,000	ICD Sukuk Co. Ltd., 5.000%, 02/01/2027 (United Arab Emirates)	2,991,198
		12,442,187
Energy - 6.04%
4,000,000	EDO Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 5.662%, 07/03/2031 (Oman) (1)	4,013,100
3,300,000	EDO Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 5.875%, 09/21/2033 (Oman) (1)	3,360,314
2,500,000	Nogaholding Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 5.250%, 04/08/2029 (Bahrain)	2,467,673
3,000,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, REGS, 1.602%, 06/17/2026 (Saudi Arabia)	2,854,512
3,500,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 4.250%, 10/02/2029 (Saudi Arabia) (1)	3,380,160
1,800,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 2.694%, 06/17/2031 (Saudi Arabia) (1)	2,422,238
		18,497,997
Financial Services - 6.95%
1,500,000	Air Lease Corp. Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 5.850%, 04/01/2028 (United States) (1)	1,521,912
2,000,000	DAE Sukuk DIFC Ltd., Series 144A, 3.750%, 02/15/2026 (United Arab Emirates) (1)	1,960,610
5,500,000	DAE Sukuk DIFC Ltd., Sr. Unsecd. Note, Series REGS, 3.750%, 02/15/2026 (United Arab Emirates)	5,391,678
5,000,000	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025 (United Arab Emirates)	4,955,280
1,500,000	MDGH Sukuk Ltd. Sr. Unsecd. Note, Series EMTN, 4.959%, 04/04/2034 (United Arab Emirates)	1,489,741
300,000	NCB Tier 1 Sukuk Ltd. Jr. Sub. Note, 3.500%, 01/26/2025 (Saudi Arabia) *	2,861,250
3,000,000	SUCI Second Investment Co., Sr. Unsecd. Note, REGS, 6.000%, 10/25/2028 (Saudi Arabia)	3,082,290
		21,262,761
Home Construction - 7.20%
6,000,000	Aldar Sukuk Ltd., 4.750%, 09/29/2025 (United Arab Emirates)	5,954,988
3,000,000	Aldar Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 4.875%, 05/24/2033 (United Arab Emirates)	2,920,902
3,000,000	Aldar Sukuk (No. 2) Ltd., Sr. Unsecd. Note, Series REGS, 3.875%, 10/22/2029 (United Arab Emirates)	2,820,459
4,600,000	Emaar Sukuk Ltd., Sr. Unsecd. Note, Series EMTN, 3.700%, 07/06/2031 (United Arab Emirates)	4,234,162
6,000,000	ESIC Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 5.831%, 02/14/2029 (United Arab Emirates)	6,095,237
		22,025,748
Sovereigns - 21.82%
2,000,000	CBB International Sukuk Six, REGS, 5.250%, 03/20/2025 (Bahrain)	1,997,012
1,500,000	CBB International Sukuk Progr. SPC., Series 144A, 3.950%, 09/16/2027 (Bahrain) (1)	1,425,801
1,000,000	CBB International Sukuk Progr. WLL., Series 144A, 3.875%, 05/18/2029 (Bahrain) (1)	916,184
1,000,000	CBB International Sukuk Progr. WLL., Sr. Unsecd., Series REGS, 3.875%, 05/18/2029 (Bahrain)	916,184
2,500,000	Egypt Taskeek Co., Sr. Unsecd. Series REGS, 10.875%, 02/28/2026 (Egypt)	2,585,312
1,500,000	Hazine Mustesarligi, Series 144A, 5.125%, 06/22/2026 (Turkey) (1)	1,484,618
3,900,000	Hazine Mustesarligi Varli, Series REGS, 5.125%, 06/22/2026 (Turkey)	3,860,006
1,500,000	Hazine Mustesarligi Varli, Sr. Unsecd. Note, Series REGS, 9.758%, 11/13/2025 (Turkey)	1,559,913
4,000,000	Hazine Mustesarligi Varli, Sr. Unsecd. Note, Series 144A, 6.500%, 04/26/2030 (Turkey) (1)	3,955,255
2,500,000	Oman, Government, Sr. Unsecd., Series REGS, 4.875%, 06/15/2030 (Oman)	2,486,250
3,000,000	Oman, Government, Sr. Unsecd., Series 144A, 4.875%, 06/15/2030 (Oman) (1)	2,983,500
3,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	3,522,211
2,500,000	Perusahaan Pener Indois Sukuk, Series 144A, 2.300%, 06/23/2025 (Indonesia) (1)	2,464,375
3,800,000	Perusahaan Pener Indois Sukuk, Series REGS, 2.300%, 06/23/2025 (Indonesia)	3,745,850
1,685,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)	1,657,905
5,000,000	Perusahaan Penerbit SBSN Indois Sukuk, Series REGS, 4.150%, 03/29/2027 (Indonesia)	4,919,600
4,700,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 5.100%, 07/02/2029 (Indonesia) (1)	4,688,250
6,500,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 5.000%, 05/25/2030 (Indonesia) (1)	6,449,495

2,500,000	Ras al-Khaimah, 3.094%, 03/31/2025 (United Arab Emirates)			2,484,366
5,000,000	Sharjah Sukuk Ltd., 3.854%, 04/03/2026 (United Arab Emirates)			4,914,863
1,500,000	Sharjah Sukuk Ltd., Series REGS, 3.234%, 10/23/2029 (United Arab Emirates)			1,355,481
3,500,000	Wakala Global Sukuk BHD, REGS, 3.043%, 04/22/2025 (Malaysia)			3,475,398
3,000,000	Wakala Global Sukuk BHD, REGS, 3.179%, 04/27/2026 (Malaysia)			2,942,574
				66,790,403
Supranationals - 0.87%
700,000	IDB Trust Services, Ltd. Sr. Unsecd. Note, REGS, 1.809%, 02/26/2025 (Supranational)			697,179
2,000,000	IDB Trust Services, Ltd. Sr. Unsecd. Note, REGS, 0.908%, 06/25/2025 (Supranational)			1,965,565
				2,662,744
Utilities - 6.07%
2,000,000	Mazoon Assets Co. SAOC. Sr. Unsecd Note, Series 144A, 5.250%, 10/09/2031 (Oman) (1)			1,965,034
5,758,000	Saudi Electricity Global, Sr. Unsecd. Note REGS, 1.740%, 09/17/2025 (Saudi Arabia)			5,616,727
2,500,000	Saudi Electricity Global, Sr. Unsecd. Note REGS, 2.413%, 09/17/2030 (Saudi Arabia)			2,158,565
3,000,000	Saudi Electricity Global Sukuk, Sr. Unsecd. Note, REGS, 4.942%, 02/13/2029 (Saudi Arabia)			2,995,908
6,000,000	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026 (Malaysia)			5,824,238
				18,560,472
Wireline Telecommunications Services - 0.73%
2,300,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)			2,236,289

TOTAL FOR SUKUKS (Cost $216,686,740) - 70.22%				214,895,756

TRADE FINANCE AGREEMENTS - 5.00% (2) (5)
Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 4.19%
3,308,500	Arab Republic of Egypt, 7.690%, (12-months SOFR +3.770%), 09/25/2025 (Egypt) (3)	09/27/2024	3,300,379	3,282,032
691,500	Arab Republic of Egypt, 7.690%, (12-months SOFR +3.770%), 10/23/2025 (Egypt) (3)	10/24/2024	691,500	685,968
3,211,396	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 06/10/2025 (Egypt) (3)	06/11/2024	3,200,763	3,211,396
1,427,256	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 06/26/2025 (Egypt) (3)	06/25/2024	1,425,582	1,427,256
7,325	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 07/21/2025 (Egypt) (3)	07/22/2024	7,325	7,325
7,140	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 07/28/2025 (Egypt) (3)	07/26/2024	7,140	7,140
9,047	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 08/11/2025 (Egypt) (3)	08/12/2024	9,047	9,047
8,011	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 08/18/2025 (Egypt) (3)	08/19/2024	8,011	8,011
12,737	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 09/02/2025 (Egypt) (3)	08/29/2024	12,737	12,737
376	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 09/04/2025 (Egypt) (3)	09/04/2024	376	376
4,829	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 09/11/2025 (Egypt) (3)	09/11/2024	4,829	4,829
12,729	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 09/15/2025 (Egypt) (3)	09/12/2024	12,729	12,729

20,226	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 09/22/2025 (Egypt) (3)	09/18/2024 - 09/27/2024	20,226	20,226
204	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 09/25/2025 (Egypt) (3)	09/27/2024	204	204
383	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 09/29/2025 (Egypt) (3)	09/30/2024	383	383
4,417	Government of Egypt, 7.339%, (12-months SOFR +2.500%), 10/02/2025 (Egypt) (3)	10/03/2024	4,417	4,417
35,516	Government of Egypt, 7.339%-8.071%, (12-months SOFR +2.500%), 10/07/2025 (Egypt) (3)	10/04/2024 - 10/24/2024	35,516	35,516
15,160	Government of Egypt, 8.039%-8.075%, (12-months SOFR +2.500%), 10/14/2025 (Egypt) (3)	10/11/2024 - 10/22/2024	15,160	15,160
18,837	Government of Egypt, 8.051%-8.075%, (12-months SOFR +2.500%), 10/20/2025 (Egypt) (3)	10/18/2024 - 10/22/2024	18,837	18,837
8,541	Government of Egypt, 8.071%-8.104%, (12-months SOFR +2.500%), 10/27/2025 (Egypt) (3)	10/24/2024 - 10/29/2024	8,541	8,541
12,549	Government of Egypt, 8.087%, (12-months SOFR +2.500%), 10/30/2025 (Egypt) (3)	10/29/2024	12,549	12,549
13,555	Government of Egypt, 8.061%-8.070%, (12-months SOFR +2.500%), 11/03/2025 (Egypt) (3)	11/04/2024 - 11/05/2024	13,555	13,555
10,182	Government of Egypt, 8.157%-8.164%, (12-months SOFR +2.500%), 11/10/2025 (Egypt) (3)	11/08/2024 - 11/11/2024	10,182	10,182
4,311	Government of Egypt, 8.160%, (12-months SOFR +2.500%), 11/17/2025 (Egypt) (3)	11/15/2024	4,311	4,311
6,051	Government of Egypt, 8.208%, (12-months SOFR +2.500%), 11/20/2025 (Egypt) (3)	11/21/2024	6,051	6,051
3,496	Government of Egypt, 8.243%, (12-months SOFR +2.500%), 11/24/2025 (Egypt) (3)	11/26/2024	3,496	3,496
348	Government of Egypt, 8.178%, (12-months SOFR +2.500%), 12/01/2025 (Egypt) (3)	12/03/2024	348	348
4,646	Government of Egypt, 8.048%, (12-months SOFR +2.500%), 12/08/2025 (Egypt) (3)	12/09/2024	4,646	4,646
3,589	Government of Egypt, 8.096%, (12-months SOFR +2.500%), 12/15/2025 (Egypt) (3)	12/17/2024	3,589	3,589
3,453	Government of Egypt, 8.211%, (12-months SOFR +2.500%), 12/18/2025 (Egypt) (3)	12/16/2024	3,453	3,453
4,000,000	Turk Eximbank, 4.284%, (12-months SOFR +1.250%), 12/29/2025 (Turkey)	12/27/2024	3,988,000	4,000,000
			12,833,882	12,834,310

Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Foreign Sovereign - 0.81%
341,206	Government of Pakistan, 8.218%, (12-months SOFR +1.000%), 11/03/2025 (Pakistan) (3)	11/05/2024	341,206	340,592
717,664	Government of Pakistan, 8.327%, (12-months SOFR +1.000%), 12/01/2025 (Pakistan) (3)	12/03/2024	717,664	716,372
698,306	Government of Pakistan, 8.198%, (12-months SOFR +1.000%), 12/08/2025 (Pakistan) (3)	12/10/2024	698,306	697,049

717,524	Government of Pakistan, 8.189%, (12-months SOFR +1.000%), 12/11/2025 (Pakistan) (3)	12/12/2024	717,524	716,232
			2,474,700	2,470,245

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $15,308,582) - 5.00%			$15,308,582	$ 15,304,555

BANK TIME DEPOSITS - 16.02% (4)
15,508,493	Arab Banking Corp., NY Branch, 4.670%-5.590%, 01/07/2025-09/17/2025 (Bahrain)			15,508,493
3,060,800	Gulf International Bank (UK), 4.750%, 03/17/2025 (Bahrain)			3,060,800
12,649,746	Maybank Islamic Bank, 4.470%-4.750%, 01/15/2025-03/31/2025 (Malaysia)			12,649,746
17,831,453	Qatar National Bank, 4.750%-5.840%, 01/27/2025-06/23/2025 (Qatar)			17,831,453

TOTAL FOR BANK TIME DEPOSITS (Cost $49,050,492) - 16.02%				49,050,492

TOTAL FOR INVESTMENTS (Cost $292,639,471) ** - 96.94%				296,684,437

OTHER ASSETS LESS LIABILITIES, NET - 3.06%				9,358,201

NET ASSETS - 100.00%				$306,042,638

* Variable rate security; the coupon rate shown represents the yield at December 31, 2024.

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees.
At December 31, 2024, these liquid restricted securities amount to $50,407,251, which represented 16.47% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940.
At December 31, 2024, these restricted and/or illiquid securities amounted to $15,304,555, which represented 5.00% of total net assets and are level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

(5) Trade Finance Agreement rates shown are net of ITFC Mudarib Fee which range from 1% - 10%, depending on the agreement.

SOFR - Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans.

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Statements of Assets and Liabilities
December 31, 2024 (Unaudited)

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Fair Value (Cost $110,901,661 and $292,639,471, respectively)	$138,793,388	$296,684,437
Cash	4,674,564	6,464,476
Receivables:
Shareholder Subscriptions	145,326	451,463
Dividends	38,656	22,030
Sukuk and Other Income	-	3,091,319
Prepaid Expenses	14,050	15,567
Total Assets	143,665,984	306,729,292
Liabilities:
Shareholder Redemptions	760,090	470,706
Due to Adviser	69,376	161,403
Distribution Fees	22,968	18,552
Trustee Fees	863	3,604
Accrued Expenses	23,968	32,389
Total Liabilities	877,265	686,654
Net Assets	$142,788,719	$306,042,638

Net Assets Consist of:
Paid In Capital	$115,933,800	$302,148,937
Distributable Earnings	26,854,919	3,893,701
Net Assets, for 8,889,555 and 28,602,312 Shares Outstanding, respectively	$142,788,719	$306,042,638

Net Asset Value Per Share	$ 16.06	$ 10.70

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Statements of Operations
For the six months ended December 31, 2024 (Unaudited)

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 259,437	$ 177,591
Sukuk Income	-	4,474,750
Other Income from Underlying Investments	-	1,910,153
Total Investment Income	259,437	6,562,494

Expenses:
Advisory	591,694	1,138,736
Distribution	110,943	71,171
Legal	12,160	14,716
Transfer Agent	41,792	38,272
Audit	8,015	10,429
Registration and Filing Fees	15,525	21,786
Administrative	4,535	4,535
Custody	12,335	34,575
Printing	4,006	5,638
Trustee	2,615	5,570
Miscellaneous	19,443	15,051
Insurance	580	577
Total Expenses	823,643	1,361,056
Fees Waived by the Adviser	(91,422)	(94,212)
Net Expenses	732,221	1,266,844

Net Investment Income (Loss)	(472,784)	5,295,650

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Realized Gain on Investments and Foreign Currency Transactions	4,747,878	(99,500)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(5,162,973)	1,381,038
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	(415,095)	1,281,538

Net Increase in Net Assets Resulting from Operations	$ (887,879)	$ 6,577,188

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund

Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2024	6/30/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (472,784)	$ (794,860)
Net Realized Gain on Investments	4,747,878	2,503,383
Unrealized Appreciation (Depreciation) on Investments	(5,162,973)	6,300,580
Net Increase (Decrease) in Net Assets Resulting from Operations	(887,879)	8,009,103

Distributions to Shareholders	(7,360,323)	(3,518,770)

Capital Share Transactions	4,728,941	4,199,030

Total Increase (Decrease) in Net Assets	(3,519,261)	8,689,363

Net Assets:
Beginning of Period/Year	146,307,980	137,618,617

End of Period/Year	$142,788,719	$146,307,980

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2024	6/30/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 5,295,650	$ 7,757,528
Net Realized (Gain) Loss on Investments	(99,500)	337,863
Unrealized Appreciation on Investments	1,381,038	2,573,672
Net Increase in Net Assets Resulting from Operations	6,577,188	10,669,063

Distributions to Shareholders	(5,629,704)	(7,810,836)

Capital Share Transactions	39,140,730	30,972,656

Total Increase in Net Assets	40,088,214	33,830,883

Net Assets:
Beginning of Period/Year	265,954,424	232,123,541

End of Period/Year	$306,042,638	$265,954,424

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund

Financial Highlights
Selected data for a share outstanding throughout each period/year.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	12/31/2024		6/30/2024	6/30/2023	6/30/2022	6/30/2021		6/30/2020

Net Asset Value, at Beginning of Period/Year	$ 17.02		$ 16.52	$ 13.05	$ 20.13	$ 15.57		$ 14.84

Income From Investment Operations:
Net Investment Loss *	(0.06)		(0.09)	(0.08)	(0.12)	(0.12)		(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.02)		1.01	3.56	(4.53)	5.71		1.71
Total from Investment Operations	(0.08)		0.92	3.48	(4.65)	5.59		1.67

Distributions:
Net Investment Income	0.00		0.00	0.00	0.00	0.00		0.00
Realized Gains	(0.88)		(0.42)	(0.01)	(2.43)	(1.03)		(0.94)
Total Distributions	(0.88)		(0.42)	(0.01)	(2.43)	(1.03)		(0.94)

Redemption Fees (a)	0.00		0.00	0.00	0.00	0.00	^	0.00	^

Net Asset Value, at End of Period/Year	$ 16.06		$ 17.02	$ 16.52	$ 13.05	$ 20.13		$ 15.57

Total Return **	0.76%	#	5.66%	26.66%	(26.46)%	36.53%		11.63%

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 142,789		$ 146,308	$ 137,619	$ 106,126	$ 137,531		$ 101,046
Before Waivers
Ratio of Expenses to Average Net Assets	1.11%	†	1.14%	1.14%	1.12%	1.15%		1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.76)%	†	(0.72)%	(0.70)%	(0.82)%	(0.80)%		(0.42)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	†	0.99%	0.99%	0.99%	0.99%		0.99%
Ratio of Net Investment Loss to Average Net Assets	(0.64)%	†	(0.57)%	(0.55)%	(0.69)%	(0.64)%		(0.26)%
Portfolio Turnover	19.60%	#	24.49%	27.88%	26.23%	64.12%		34.77%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
^ Amount calculated is less than $0.005 per share.
† Annualized

# Not annualized

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Financial Highlights
Selected data for a share outstanding throughout each period/year.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	12/31/2024		6/30/2024	6/30/2023	6/30/2022	6/30/2021		6/30/2020

Net Asset Value, at Beginning of Period/Year	$ 10.65		$ 10.54	$ 10.45	$ 11.00	$ 10.65		$ 10.57

Income From Investment Operations:
Net Investment Income *	0.20		0.33	0.22	0.13	0.12		0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	0.06		0.11	0.09	(0.50)	0.35		0.08
Total from Investment Operations	0.26		0.44	0.31	(0.37)	0.47		0.25

Distributions:
Net Investment Income	(0.20)		(0.33)	(0.21)	(0.15)	(0.10)		(0.17)
Realized Gains	(0.01)		0.00	(0.01)	(0.03)	(0.02)		0.00
Total Distributions	(0.21)		(0.33)	(0.22)	(0.18)	(0.12)		(0.17)

Redemption Fees (a)	0.00		0.00	0.00	0.00	0.00	^	0.00	^

Net Asset Value, at End of Period/Year	$ 10.70		$ 10.65	$ 10.54	$ 10.45	$ 11.00		$ 10.65

Total Return **	2.46%	#	4.22%	2.99%	(3.46)%	4.39%		2.41%

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 306,043		$ 265,954	$ 232,124	$ 211,212	$ 195,432		$ 151,034
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	0.96%	†	0.96%	0.97%	0.98%	1.20%	+	1.42%
Ratio of Net Investment Income to Average Net Assets	3.65%	†	3.02%	1.98%	1.14%	1.01%		1.52%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	0.89%	†	0.89%	0.89%	0.89%	1.08%	+	1.29%
Ratio of Net Investment Income to Average Net Assets	3.72%	†	3.09%	2.06%	1.23%	1.14%		1.64%
Portfolio Turnover	15.78%	#	36.30%	24.00%	26.47%	22.06%		50.14%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

^ Amount calculated is less than $0.005 per share.
+ As of January 1, 2021, the Adviser reduced its annual management fee to 0.80% of the average daily net assets and reduced its annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of the average daily net assets.
† Annualized
# Not annualized

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Notes to Financial Statements

DECEMBER 31, 2024 (UNAUDITED)

Note 1. Organization

The Azzad Funds (the “Trust”) is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, diversified fund, (each a “Fund” and collectively the “Funds”). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each of Ethical Fund’s and Wise Fund’s classifications are “diversified” for purposes of the 1940 Act. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of such Fund’s total assets would be invested in securities of that issuer, or (ii) such Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of Financial Accounting Standards Board Accounting Standard Codification 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on each of the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023) or expected to be taken on the Funds’ 2024 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended December 31, 2024, the Funds did not incur any interest or penalties.

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

In computing net asset value, portfolio securities of the Funds are generally valued at their current market values determined on the basis of readily available market quotations, when available. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Adviser, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that a Fund could reasonably expect to receive if such Fund’s investment in the security were sold at the time of valuation. The Adviser may utilize its valuation committee and third parties to assist the Adviser in its capacity as valuation designee, based upon information available at the time the valuation is made and that the Adviser believes to be reliable.

The Board has approved the Adviser as valuation designee and has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a valuation committee to assist with the implementation of these Procedures. The valuation designee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The valuation designee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The valuation designee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the valuation designee and evaluates whether the valuation committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and REITs). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized as level 2 investments in the fair value hierarchy.

Sukuks. The Wise Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At December 31, 2024, 70.22% of the Wise Fund’s net assets were invested in Sukuks. These instruments are categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements. Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties. A trade finance agreement transaction can involve various structures. For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements are categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at December 31, 2024 represented 5.00% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments. Bank time deposits are categorized as level 2 investments in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 16.02% of its net assets at December 31, 2024.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of December 31, 2024:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$138,793,388	$ -	$ -	$138,793,388
	$138,793,388	$ -	$ -	$138,793,388

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no transfers into or out of level 1, level 2, or level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the six months ended December 31, 2024.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 17,036,016	$ -	$ -	$ 17,036,016
Real Estate Investment Trusts	397,618	-	-	397,618
Sukuks *	-	214,895,756	-	214,895,756
Trade Finance Agreements *	-	-	15,304,555	15,304,555
Bank Time Deposits	-	49,050,492	-	49,050,492
	$ 17,433,634	$263,946,248	$15,304,555	$296,684,437

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no transfers into or out of level 1, level 2 or level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of level 1, level 2 and level 3 at the end of the reporting period.

Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2024	$ 6,664,133
Change in Unrealized Depreciation	(25,454)
Realized Gain/(Loss)	12,000
Purchases	10,679,357
Sales	(2,025,481)
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2024	$15,304,555

The Wise Fund uses a pricing service to provide price evaluations for level 3 Trade Finance Agreements. The values supplied by the pricing service under the agreements are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked mid-market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service may be based upon a number of factors including, but not limited to, current prices quoted, valuation of underlying assets, market liquidity, the pricing service’s proprietary models and assumptions (which are subject to change without notice) and publicly available information.

Note 4. Transactions with the Adviser and Affiliates

Advisory Agreements – At a meeting of the Board held on May 26, 2023, the Board approved separate interim investment advisory agreements between the Trust and Azzad Asset Management, Inc. (the "Adviser"), on behalf of each Fund (each, an “Interim Agreement”) to take effect as of June 1, 2023 following the change of control of the Adviser. At the meeting of the Board held on May 26, 2023, the Board also approved separate investment advisory agreements between the Trust and the Adviser, on behalf of each Fund (each an “Advisory Agreement”), subject to approval by each Fund’s respective shareholders. Except for the commencement date, and limited term of 150 days under the Interim Agreements and certain provisions addressing the requirements of Rule 15A-4 of the 1940Act, the Interim Agreements and the Advisory Agreements are otherwise identical in all material respects to the Adviser’s prior investment advisory agreements that were in effect until May 31, 2023.

From June 1, 2023 through August 15, 2023, the Adviser served as the interim investment adviser to the Ethical Fund and the Wise Fund under the Interim Agreements. Pursuant to the Interim Agreements, the Adviser provided investment advisory services to the Funds and all investment advisory fees were held in escrow until shareholders for each Fund approved the Advisory Agreements. The special shareholder meeting was held on August 15, 2023 and shareholders for each Fund approved each Advisory Agreement and the advisory fees were distributed to the Adviser.

Under the Advisory Agreements that became effective on August 15, 2023, the Adviser furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% of the average daily net assets for each of the Ethical Fund and the Wise Fund.

For the six months ended December 31, 2024, the Adviser earned $591,694 and $1,138,736 in advisory fees for the Ethical Fund and Wise Fund, respectively under the Advisory Agreements. As of December 31, 2024, the Adviser was owed $68,612 and $160,639 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Adviser has agreed to contractually waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 0.89% of the average daily net assets of the Ethical Fund and Wise Fund, respectively, until at least December 1, 2029. Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at either the time of the waiver or reimbursement occurred or any expense limitation then in effect. For the six months ended December 31, 2024, the Adviser waived fees of $91,422 for the Ethical Fund and $94,212 for the Wise Fund.

The Adviser may be entitled to reimbursement of fees waived or expenses paid by the Adviser from each Fund. The amount of fees waived or expenses paid may be reimbursed to the Adviser during the following three-year period to the extent that payment of such expenses does not cause a Fund to exceed the expense limitation. As of June 30, 2024, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $559,930 and $562,633, respectively. As of June 30, 2024, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable in Fiscal Year Ending	Ethical Fund	Wise Fund
June 30, 2022	June 30, 2025	$ 174,187	$ 192,972
June 30, 2023	June 30, 2026	$ 180,053	$ 177,748
June 30, 2024	June 30, 2027	$ 205,690	$ 191,913

Sub-Advisory Agreement – The Adviser entered into a Sub-Advisory Agreement with Delaware Investments Fund Advisers (“DIFA”) on August 15, 2023, on behalf of the Ethical Fund. Under the Sub-Advisory Agreement between the Adviser and DIFA, DIFA earns an annual sub-advisory fee equal to a flat fee of 0.25% of the Ethical Fund’s average daily net assets. The sub-advisory fee is paid to DIFA by the Adviser, not the Ethical Fund directly, and therefore is included in the advisory fees paid by the Ethical Fund. For the six months ended December 31, 2024, DIFA earned $184,390 in sub-advisory fees for the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investment Management Company (“Federated”) on August 15, 2023, on behalf of the Wise Fund. Under a Sub-Advisory Agreement between the Adviser and Federated, Federated earns an annual sub-advisory fee equal to a flat fee of 0.25% of the average daily net assets for the portion of the Wise Fund (after a fee waiver) that it manages. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore is included in the advisory fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund. For the six months ended December 31, 2024, Federated earned $329,956 in sub-advisory fees for the Wise Fund.

The Adviser entered into a Sub Sub-Advisory Agreement with Federated and Federated Hermes (UK) LLP (“Federated Hermes”) on August 15, 2023, on behalf of the Wise Fund. Federated and the Adviser retained Federated Hermes, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser. The Adviser oversees each of Federated and Federated Hermes and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions. Under the terms of the Sub-Sub-Advisory Agreement, Federated Hermes’ sub-sub-advisory fee is paid by Federated, from the sub-advisory fee that Federated receives, and not directly by the Fund or the Adviser, and therefore does not increase the advisory fees paid by the Wise Fund. For the six months ended December 31, 2024, Federated Hermes earned $0 in sub-sub-advisory fees for the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser. Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds. As such, each of the Funds pays the Adviser $750 per month, per Fund. For the six months ended December 31, 2024, the Adviser earned $4,535 from each Fund for administrative services. As of December 31, 2024, the Ethical Fund and the Wise Fund each owed the Adviser $764 in administrative fees.

Note 5. Segment Reporting

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.

Note 6. Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the six months ended December 31, 2024 and year ended June 30, 2024:

Ethical Fund	Six Months Ended 12/31/2024		Year Ended 6/30/2024
	Shares	Amount	Shares	Amount
Shares Sold	815,327	$ 13,783,994	1,507,815	$ 24,522,352
Shares issued in reinvestment of distributions	425,491	7,224,843	211,106	3,470,579
Shares redeemed	(948,435)	(16,279,896)	(1,451,176)	(23,793,901)
Net Increase	292,383	$ 4,728,941	267,745	$ 4,199,030

The following is a summary of capital share activity for the six months ended December 31, 2024 and year ended June 30, 2024:

Wise Fund	Six Months Ended 12/31/2024		Year Ended 6/30/2024
	Shares	Amount	Shares	Amount
Shares Sold	5,182,258	$ 55,925,176	7,458,583	$ 78,761,236
Shares issued in reinvestment of distributions	516,395	5,561,857	729,817	7,722,431
Shares redeemed	(2,072,336)	(22,346,303)	(5,239,870)	(55,511,011)
Net Increase	3,626,317	$ 39,140,730	2,948,530	$ 30,972,656

Note 7. Investment Transactions

For the six months ended December 31, 2024, purchases and sales of investment securities other than short-term investments aggregated $29,550,585 and $27,395,054 respectively, for the Ethical Fund. For the six months ended December 31, 2024, the purchases and sales of investment securities other than short-term investments aggregated $68,681,351 and $32,126,518, respectively, for the Wise Fund.

Note 8. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. As of December 31, 2024, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Arab Emirates	22.23%
Saudi Arabia	14.76%
Malaysia	11.21%
Bahrain	9.38%
Indonesia	7.82%
Qatar	7.49%
Oman	5.98%
United States	5.70%
Turkey	4.86%
Egypt	3.72%
Kuwait	1.61%
Supranational	0.87%
Pakistan	0.81%
Ireland	0.50%

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the U.S. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

The economy of the United Arab Emirates (UAE), in which the Wise Fund makes investments, is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy and the Wise Fund. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Wise Fund. In addition, political instability and protests the Middle East may cause disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Wise Fund.

Concentration Risk: To the extent that either the Ethical Fund or Wise Fund are concentrated in a particular sector or group of sectors, the Fund may be susceptible to loss due to adverse occurrences affecting that sector or group of sectors.

Technology Sector Risk: For the Ethical Fund, investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Market Risk: Overall market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 9. Tax Matters

As of June 30, 2024, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$103,999,253	$250,845,728

Gross tax appreciation of investments	$ 42,511,889	$ 6,116,917
Gross tax depreciation of investments	$ (9,457,189)	$ (3,452,989)
Net tax appreciation	$ 33,054,700	$ 2,663,928

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2024 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 33,054,700	$ 2,663,928
Post-December net investment loss	(454,956)	-
Undistributed long-term capital gains	2,503,377	282,289
	$ 35,103,121	$ 2,946,217

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Ethical Fund incurred and elected to defer $454,956 of such late year losses. The Wise Fund utilized $55,574 of non-expiring capital loss carryforwards during the fiscal year June 30, 2024.

The Ethical Fund has recorded a reclassification in the capital accounts. As of June 30, 2024, the Ethical Fund recorded permanent book/tax differences of $655,762 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund.

The Funds paid the following distributions for the six months ended December 31, 2024 and year ended June 30, 2024:

Ethical Fund
Six Months Ended	Amount	Tax Character
12/31/2024	$ 7,360,323	Long-Term Capital Gain

Year Ended	Amount	Tax Character
6/30/2024	$ 3,518,770	Long-Term Capital Gain

Wise Fund
Six Months Ended	Amount	Tax Character
12/31/2024	$ 5,347,312	Ordinary Income
12/31/2024	$ 282,392	Long-Term Capital Gain

Year Ended	Amount	Tax Character
6/30/2024	$ 7,810,836	Ordinary Income

Note 10. Distribution Plan

The Funds maintain that certain Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund. The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively. Under the Plan, permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan. Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges. For the six months ended December 31, 2024, the Ethical Fund incurred $110,943 in distribution fees and the Wise Fund incurred $71,171 in distribution fees.

Note 11. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act. As of December 31, 2024, Charles Schwab & Co., Inc. (“Schwab”), in aggregate, owned approximately 63% and 79% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Schwab may be deemed to control both Funds.

Note 12. Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 13. Subsequent Events

On January 31, 2025, the Wise Fund paid shareholders of record at January 30, 2025, a net investment income distribution of $799,647, equivalent to $0.028074 per share.

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Azzad Funds

ADDITIONAL INFORMATION

DECEMBER 31, 2024 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 16.  Controls and Procedures.

(a)        The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) EX-99.CODE ETH.  Not applicable.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date March 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date March 6, 2025